Xtrackers Artificial Intelligence and Big Data ETF
Summary Prospectus | October 1, 2026

Ticker: XAIX	Stock Exchange: NASDAQ
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at go.dws.com/ETFpros. You can also get this information at no cost by e-mailing a request to dbxquestions@list.db.com, calling 1-844-851-4255 or asking your financial representative. The Prospectus and SAI, both dated October 1, 2026, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Nasdaq Global Artificial Intelligence and Big DataTM Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.35
Other Expenses	None
Total annual fund operating expenses	0.35
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Nasdaq Global Artificial Intelligence and Big DataTM Index (“Underlying Index”). The Underlying Index is designed to track the performance of a selection of companies from global developed and emerging markets engaged in the following themes and sub-themes, each as defined by Nasdaq, Inc. (“Nasdaq” or “Index Provider”):
Theme: Artificial Intelligence
Sub-themes:
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Deep learning: companies involved in deep learning leverage artificial neural networks to simulate human decision-making and learning abilities
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Image recognition: companies involved in image recognition develop technologies that identify logos, places, people, objects and other variables in digital images
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Natural language processing (“NLP”): companies involved in natural language processing develop technologies to understand and respond to human-generated text inputs in a conversational manner

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Speech recognition & chatbots: companies involved in speech recognition develop technologies to analyze spoken words and translate them into text; companies involved in chatbots develop computer programs designed to simulate conversation with human users, generally to perform routine tasks
Theme: Data Computing & Processing
Sub-themes:
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Big data: companies involved in big data develop technologies designed to collect, process and analyze large amounts of data in real-time
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Cloud computing: companies involved in cloud computing deliver on-demand, scalable computing services, including servers, storage, networking, applications and analytics over the internet (the “cloud”)
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Cybersecurity: companies involved in cybersecurity develop, sell and support applications designed to safeguard organizations and their computer networks, data and users from cyberattacks
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Quantum computing: companies engaged in quantum computing are organizations that develop, manufacture, or commercialize quantum computing technologies, including quantum hardware, software, algorithms, and related infrastructure that leverage the principles of quantum mechanics to perform advanced computational tasks
Nasdaq identifies a proprietary theme and sub-theme classification used for determining exposure to innovative technologies by analyzing millions of approved patents filed across global patent offices on a rolling two-year basis. This patent data is used to determine the extent to which a company has intellectual property and invests in research and development in each of the sub-themes. The themes and sub-themes represented in the Underlying Index are part of a broader set of themes and sub-themes developed by Nasdaq to classify companies engaged in so-called “disruptive technologies,” or those technologies with the potential to change the way consumers, businesses or entire industries operate, as represented in the Nasdaq Global Disruptive Technology Benchmark2TM Index (“Parent Index”).
Underlying Index Construction Methodology
Underlying Index – Security Eligibility Criteria. In order to be considered for inclusion in the Underlying Index, a security must first meet the following eligibility criteria: (i) the security must be included in the Parent Index; (ii) the security must be listed on one of a number of global exchanges as identified by Nasdaq; (iii) the security’s issuer must be identified by Nasdaq as involved in at least one of the Nasdaq sub-themes; (iv) the security must have a float-adjusted market capitalization of at least $500 million; and (iv) the security must have a six-month average daily traded value of at least $2 million.
From this initial universe, a security will be ineligible for inclusion if its issuer is identified by Sustainalytics, a global leader in sustainability research and analysis, as exhibiting any of the following Environmental, Social and Governance (“ESG”) characteristics:
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An ESG Risk Rating of 40 or higher.
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Non-compliance with the United Nations Global Compact (“UNGC”) principles and related international norms and standards, such as the Organization for Economic Cooperation and Development Guidelines and the United Nations Guiding Principles. The UNGC is a set of ten principles designed to measure whether a company operates in a manner that, at minimum, meets fundamental responsibilities in the areas of human rights, labor, environment and anti-corruption.
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Involvement (subject to ownership and/or revenue thresholds) in tobacco products, thermal coal, oil sands, controversial weapons, civilian firearms, nuclear weapons, depleted uranium, adult entertainment or gambling.
If Sustainalytics data is not available for a given security's issuer, the issuer remains eligible for index inclusion, except in cases of Non-Compliance with UNGC or controversial weapons, which result in ineligibility.
Underlying Index – Constituent Selection and Weighting. Securities meeting all applicable Security Eligibility Criteria are considered for inclusion in the Index. Index constituents are then selected according to the following steps.
First, the Index Provider calculates two scores for all eligible securities, each based on its analysis of approved patents.
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The first score is based on the number of patents a company has filed for a particular sub-theme relative to all the other sub-themes for which it has also filed patents (the “Pure Score”); and
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The second score is measured by the number of patents the company has filed for a particular sub-theme relative to the total number of patents filed by all companies for the sub-theme (the “Contribution Score”).
Once the Pure and Contribution Scores are assigned, securities are divided into comparison groups based on a cross-section of market cap segments (large, mid and small) and sub-theme. Securities which are scored below specified thresholds, as well as securities with foreign ownership limits of less than 20%, will be excluded from consideration.
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A third score is then calculated based on the number of sub-themes for which its issuing company has passed all of the eligibility criteria described above (the “Intensity Score”), with the score being higher for companies that have qualified in more sub-themes.
Securities remaining for potential inclusion are then divided into two security pools, Primary Subsector securities and High Relevance securities. All securities belonging to the following Primary Industry Classification Benchmark

Xtrackers Artificial Intelligence and Big Data ETF
Summary Prospectus October 1, 2026

(“ICB”) (a product of FTSE International Limited that is used under license by Nasdaq) Subsectors are identified as Primary Subsector securities: (i) Computer Services, (ii) Software, (iii) Consumer Digital Services, (iv) Semiconductors, (v) Electronic Components, (vi) Production Technology Equipment, (vii) Computer Hardware, (viii) Telecommunications Equipment, and (ix) Telecommunications Services. All other securities are identified as High Relevance securities. From these pools up to 100 securities are selected for inclusion in the Underlying Index, with High Relevance securities being limited to no more than five percent (rounded down to the nearest integer) of the number of securities in the Primary Subsector security pool.
An initial public offering (“IPO”) may be added to the Index outside of the semiannual Reconstitution and Rebalancing Schedule. To be considered, an IPO must meet the Security Eligibility Criteria as of the last trading day of February or August, as applicable, subject to the following modifications:
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for the Security Universe criterion, the IPO must be included in the Nasdaq Global Disruptive Technology Benchmark2TM Index effective at market open on the first trading day following the third Friday of April or October, as applicable; and
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for the Market Capitalization criterion, the IPO must have a float-adjusted company market capitalization of at least $25 billion (USD)
If selected, the IPO is added to the Index effective at market open on the first trading day following the third Friday of April or October, as applicable. Upon addition, the IPO's weight is determined based on its float-adjusted company market capitalization as of the last trading day of March or September, as applicable, subject to a maximum weight of 4.5%. Existing constituent weights are adjusted pro-rata to accommodate the newly added security.
From time to time, and depending on factors such as the market demand for technologies related to a particular sub-theme and corresponding changes in the number of patents relating to that sub-theme, the representation of the respective sub-themes in the Underlying Index will vary, and there is no assurance that all listed sub-themes will be represented at any given time. In addition, because inclusion in the Underlying Index is dependent primarily on a company’s Intensity Score (i.e., a measure of how many sub-themes a company has qualified for), it is possible that companies with larger market capitalizations (and therefore more capital to invest in research and development, including patent filings, across a broader product line) may be over-represented in the Underlying Index relative to those companies with smaller market capitalizations (and less capital to invest in research and development, and narrower product lines).
The Underlying Index is a modified float-adjusted company market capitalization-weighted index. This means that an index security’s weight is determined first by dividing its float-adjusted market capitalization (i.e., the security’s share price multiplied by the number of shares available for trading by the general public) by the total float-adjusted market capitalization of all index securities to arrive at an initial weight. Initial weights are then adjusted (modified), as necessary, so that no index security weight exceeds 4.5% at each semi-annual rebalancing.
Underlying Index – Maintenance. The Underlying Index is reconstituted semi-annually in January and July using data as of the end of November and May, respectively. The Underlying Index rebalances semi-annually in conjunction with each reconstitution, using data as of the end of December and June, respectively. Index reconstitutions and rebalancings become effective at the market open on the trading day following the third Friday of January and July. At each reconstitution, securities are evaluated using the eligibility and selection criteria described above and are added to or removed from the Underlying Index as dictated by such criteria. At each rebalancing, each security’s weight is re-calculated as described above, including application of the stated maximum weight cap. During the periods between these reconstitutions and rebalancings the Underlying Index may include securities that no longer meet the eligibility and selection requirements (and exclude securities that do meet the requirements), and individual security weights may exceed the 4.5% limit due to market movements.
The Fund’s Investment Strategy
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. In addition, the fund may not hold all of the securities in the Underlying Index pursuant to the Advisor's controversial weapons policy, as described below.
In addition, subject to the limitations described below, an Underlying Index constituent security may be eliminated or excluded from the fund’s portfolio if it is issued by a “controversial weapons company” as determined under

Xtrackers Artificial Intelligence and Big Data ETF
Summary Prospectus October 1, 2026

the Advisor’s controversial weapons policy (a “CW Company”). As a general matter, any company involved in the production of controversial weapons, the production of controversial weapons delivery devices and/or the deliberate and knowing production of primary key components of controversial weapons could be considered a CW Company under the policy. For example, a company involved with landmines, cluster munitions, biological weapons, chemical weapons or certain nuclear weapons could be considered a CW Company under the controversial weapons policy. A security issued by a CW Company (a “CW Security”) would only be eliminated or excluded from the fund’s portfolio if portfolio management determines that its elimination or exclusion would not materially affect the fund’s ability to track the Underlying Index. This materiality calculation involves quantifying the impact of removing or excluding the CW Security (or CW Securities, if more than one) on the forecasted tracking error of the fund’s holdings. If portfolio management determines that the CW Security (or CW Securities) may be eliminated or excluded from the fund’s portfolio, it will typically seek to minimize transaction costs by implementing the change when the Underlying Index rebalances. The Advisor’s identification and removal or exclusion of CW Securities is independent of the Underlying Index’s stated methodology and will not be reflected in the composition of the Underlying Index.
Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives (see “Derivatives” subsection). As of July 31, 2026, the Underlying Index consisted of 100 securities, with an average market capitalization of approximately $318.31 billion and a minimum market capitalization of approximately $795 million, from issuers in the following countries (may reflect country of domicile): Canada, China, Germany, Israel, Japan, South Korea, Taiwan, the United Kingdom and the United States. As of July 31, 2026, the Underlying Index was substantially comprised of securities of issuers from the United States. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2026, a significant percentage of the Underlying Index was comprised of issuers in the information technology sector. The fund’s exposure to particular countries and sectors may change over time to correspond to changes in the Underlying Index.
The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution and rebalancing schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions and rebalancings (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
The Underlying Index is sponsored by Nasdaq, which is independent of the fund and the Advisor. The Index Provider develops the Underlying Index methodology and determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. For additional details regarding the Underlying Index, including announcements and changes to the Underlying Index methodology, please see Nasdaq’s website (the website does not form part of this prospectus). The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by Nasdaq, and Nasdaq bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information

Xtrackers Artificial Intelligence and Big Data ETF
Summary Prospectus October 1, 2026

(“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Artificial intelligence and big data companies risk. Companies involved in artificial intelligence and big data represented in the Underlying Index face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. These companies may have limited product lines, markets, financial resources or personnel. The products of artificial intelligence and big data companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Securities of artificial intelligence and big data companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Companies involved in artificial intelligence and big data are subject to risks of new technologies and competitive pressures and are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies' technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Artiﬁcial intelligence technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that such artiﬁcial intelligence utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error — potentially materially so — and could otherwise be inadequate or ﬂawed, which would be likely to degrade the effectiveness of the artiﬁcial intelligence technology.
Artificial intelligence and big data companies could face increasing regulatory scrutiny in the future, which may limit the development of some or all of these technologies and impede the growth of companies that develop and/or utilize those technologies. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Artificial intelligence and big data companies rely on data centers to support their operations. Challenges in developing or expanding data centers, including zoning, permitting, regulatory, or community opposition, may adversely affect these companies. In addition, increasing public scrutiny of artificial intelligence and concerns about its social, environmental, economic, legal, or ethical impacts could lead to reputational harm, reduced adoption, or increased regulation of artificial intelligence technologies, which may negatively affect these companies. Artificial intelligence and big data companies may face the risk of litigation, as well as regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Additionally, these companies may be the target of cyber-attacks, which, if successful, could significantly or permanently damage a company's reputation, financial condition and ability to conduct business in the future. There is also the risk of trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder on the companies' ability to successfully deploy their inventories. From time to time, and depending on factors such as the market demand for technologies related to a particular sub-theme and corresponding changes in the number of patents relating to that sub-theme, the representation of the respective sub-themes in the Underlying Index will vary, and there is no assurance that all listed sub-themes will be represented at any given time. In addition, because inclusion in the Underlying Index is dependent primarily on a company’s Intensity Score (i.e., a measure of how many sub-themes a company has qualified for), it is possible that companies with larger market capitalizations (and therefore more capital to invest in research and development, including patent filings, across a broader product line) may be over-represented in the Underlying Index relative to those companies with smaller market capitalizations (and less capital to invest in research and development, and narrower product lines). While the Underlying Index’s index construction methodology uses the number of patents filed as a measure of a company’s involvement in artificial intelligence and big data, the methodology does not seek to assess the value or merit of any particular patent. In addition, patents are not the sole method by which a company may be involved in, or stand to benefit from, gains in the areas of artificial intelligence and big data. Accordingly, the Underlying Index's methodology may not successfully identify those companies who will most benefit from or advance the applicable artificial intelligence and big data technologies.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence) impacting the issuer’s competitive position, cybersecurity incidents, financial leverage and labor and supply shortages. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund

Xtrackers Artificial Intelligence and Big Data ETF
Summary Prospectus October 1, 2026

makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial

Xtrackers Artificial Intelligence and Big Data ETF
Summary Prospectus October 1, 2026

or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Small-sized company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on information that is publicly available and/or provided by the companies themselves or by third parties and such information may be unavailable or unreliable. Additionally, investors may differ in their interpretations of what constitutes positive or negative ESG characteristics of a company. For those reasons, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. To the extent that circumstances change between the Underlying Index’s scheduled reconstitution dates, the Underlying Index may include, and the fund may hold for a period of time, securities of companies that do not align with the ESG criteria. The companies identified by the Index Provider as meeting the ESG criteria for the Underlying Index may not be the same companies selected by other index providers for other indices that use similar ESG criteria. The political environment can impact ESG investing both positively and negatively. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund. For example, recent US state actions could prohibit certain state sponsored pension plans or investment funds from investing in certain funds that consider ESG factors.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value

Xtrackers Artificial Intelligence and Big Data ETF
Summary Prospectus October 1, 2026

of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks

Xtrackers Artificial Intelligence and Big Data ETF
Summary Prospectus October 1, 2026

associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities included in the Underlying Index.
In addition, to the extent the Advisor eliminates a CW Security (or CW Securities, if more than one) from the fund's portfolio, the elimination or exclusion of the CW Security (or CW Securities) may inhibit the fund's ability to track the Underlying Index, potentially increasing tracking error. If the Advisor misjudges whether the elimination or exclusion of a CW Security (or CW Securities) from the fund’s portfolio will materially affect the fund’s ability to track the Underlying Index, the fund may be subject to additional tracking error.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the market price of fund shares. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained over the long term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly, and you may pay more than the value of the fund’s holdings when buying shares on the secondary market and may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions involving market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers generally will seek to take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in the fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. The bid-ask spread varies over time based on the fund’s trading volume and market liquidity and generally is narrower if the fund has substantial trading volume and market liquidity and wider if the fund has limited trading volume or market liquidity, as may be the case for a newly launched or smaller fund. The bid-ask spread also may be affected by the liquidity of the securities held by the fund. Decreased liquidity or significant volatility in the markets for the fund’s portfolio

Xtrackers Artificial Intelligence and Big Data ETF
Summary Prospectus October 1, 2026

securities may result in a less liquid trading market for fund shares, wider bid-ask spreads and greater differences between the market price and NAV of the fund’s shares. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the fund’s exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV are likely to widen.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers (such as the Advisor) and counterparties, issuers of securities held by the fund and other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and

Xtrackers Artificial Intelligence and Big Data ETF
Summary Prospectus October 1, 2026

the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index, and may also be compared to a more narrowly based index that the Advisor believes more closely aligns with the fund’s investment strategy. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	22.17%	June 30, 2025
Worst Quarter	-5.83%	March 31, 2025
Year-to-Date	33.46%	June 30, 2026
Average Annual Total Returns
(For periods ended 12/31/2025 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	8/2/2024	29.55	29.35
After tax on distribu- tions		29.24	29.10
After tax on distribu- tions and sale of fund shares		17.48	22.52
Nasdaq Global Artificial Intelligence and Big Data™ Index (reflects no deductions for fees, expenses or taxes)		29.74	29.48
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)		22.34	19.55
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.

Xtrackers Artificial Intelligence and Big Data ETF
Summary Prospectus October 1, 2026

Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Xtrackers Artificial Intelligence and Big Data ETF
Summary Prospectus October 1, 2026 XAIX-SUM